EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                            CRESTAR CAPITAL TRUST I

                             OFFER TO EXCHANGE ITS
                            8.16% CAPITAL SECURITIES
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                            8.16% CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

                           PURSUANT TO THE PROSPECTUS
                              DATED MAY [ ], 1997

--------------------------------------------------------------------------------
     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
       CITY TIME, ON JUNE [ ], 1997 UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------


                            The Chase Manhattan Bank
                             (the "Exchange Agent")

                      BY MAIL, HAND OR OVERNIGHT DELIVERY:

                            The Chase Manhattan Bank
                                55 Water Street
                                    Room 234
                                 North Building
                            New York, New York 10041
                           Attention: Carlos Esteves

                           BY FACSIMILE TRANSMISSION

                                 (212) 638-7375
                                 (212) 344-9367

                             CONFIRM BY TELEPHONE:

                         Carlos Esteves: (212) 638-0828


         Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via a facsimile number other than the ones listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

         The undersigned hereby acknowledges receipt of the Prospectus dated May [ ], 1997 (the "Prospectus") of Crestar Capital Trust I (the "Issuer") and this Letter of Transmittal, which together constitute the Issuer's offer (the "Exchange Offer") to exchange up to $200,000,000 aggregate liquidation amount of its 8.16% Capital Securities (liquidation amount $1,000 per Capital Security) (the "Exchange Capital Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-4 of Crestar Financial Corporation and the Issuer (File Nos. 333-[ ] and 333-[ ]), of which the Prospectus is a part, for a like liquidation amount of its outstanding 8.16% Capital Securities (liquidation amount $1,000 per Capital Security) (the "Old Capital Securities"), of which $200,000,000 aggregate liquidation amount is outstanding. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on June [ ], 1997, unless the Exchange Offer is extended, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

         This Letter of Transmittal is to be completed by holders of Old Capital Securities either if (i) Old Capital Securities are to be forwarded herewith or
(ii) tenders of Old Capital Securities are to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth under "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and an Agent's Message (as defined herein) is not delivered.

         Holders of Old Capital Securities whose certificates (the "Certificates") for such Old Capital Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender their Old Capital Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Caption>

-----------------------------------------------------------------------------------------------------------------------------------
                                                        DESCRIPTION OF OLD CAPITAL SECURITIES TENDERED
-----------------------------------------------------------------------------------------------------------------------------------
                                                      AGGREGATE
                                                     LIQUIDATION
       NAME(S) AND            CERTIFICATE             AMOUNT OF
     ADDRESS(ES) OF           NUMBER(S)*             OLD CAPITAL              LIQUIDATION AMOUNT                NUMBER OF
       REGISTERED               (ATTACH               SECURITIES                OF OLD CAPITAL             BENEFICIAL HOLDERS
         HOLDER               ADDITIONAL           TENDERED (ATTACH               SECURITIES                  FOR WHOM OLD
   (PLEASE FILL IN, IF          LIST IF           ADDITIONAL LIST IF           TENDERED (IF LESS           CAPITAL SECURITIES
         BLANK)               NECESSARY)              NECESSARY)                  THAN ALL)**                   ARE HELD
-----------------------------------------------------------------------------------------------------------------------------------
                                               $                          $
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL AMOUNT
  TENDERED:                                    $                          $
-----------------------------------------------------------------------------------------------------------------------------------

 * Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.

** Need not be completed if tendering for exchange all Old Capital Securities held. Old Capital Securities may be tendered in whole or in part in denominations of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered Liquidation Amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All Old Capital Securities held shall be deemed tendered unless a lesser number is specified in this column.
--------------------------------------------------------------------------------


(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS (defined in Instruction 1)
ONLY)

|_| CHECK HERE IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              -------------------------------------------------

DTC Account Number:
                   ------------------------------------------------------------

Transaction Code Number:
                        -------------------------------------------------------

By crediting the Old Capital Securities to the Exchange Agent's Account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated message (an "Agent's Message") in which the holder of the Old Capital Securities acknowledges and agrees to be bound by the terms of the Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Capital Securities all provisions of this Letter of Transmittal applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

|_| CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
FOLLOWING:

Name of
Registered Holder:
                   ------------------------------------------------------------

Window Ticket Number (if any):
                              -------------------------------------------------

Date of Execution of
Notice of Guaranteed Delivery:
                              -------------------------------------------------

Name of Institution which Guaranteed Delivery:


-------------------------------------------------------------------------------


   If Guaranteed Delivery is to be made By Book-Entry Transfer:

Name of Tendering
Institution:
            -------------------------------------------------------------------

DTC Account Number:
                   ------------------------------------------------------------


Transaction Code Number:
                        -------------------------------------------------------

|_| CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD CAPITAL SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

|_| CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD CAPITAL SECURITIES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
      -------------------------------------------------------------------------

Address:
         ----------------------------------------------------------------------

Area Code and Telephone Number:
                               ------------------------------------------------

Contact Person:
                ---------------------------------------------------------------

Ladies and Gentlemen:

         The undersigned hereby tenders to Crestar Capital Trust I, a Delaware statutory business trust (the "Issuer"), and Crestar Financial Corporation, a Virginia corporation, as Depositor (the "Company"), the above-described aggregate Liquidation Amount of the Issuer's 8.16% Capital Securities (the "Old Capital Securities") in exchange for a like aggregate Liquidation Amount of the Issuer's 8.16% Capital Securities (the "Exchange Capital Securities") which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated May
[ ], 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Old Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Old Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company and the Issuer in connection with the Exchange Offer) with respect to the tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus to (i) deliver Certificates for Old Capital Securities to the Issuer together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Capital Securities to be issued in exchange for such Old Capital Securities, (ii) present Certificates for such Old Capital Securities for transfer, and to transfer the Old Capital Securities on the books of the Issuer, and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Old Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE ISSUER WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY, THE ISSUER OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name and address of the registered holder of the Old Capital Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Capital Securities. The Certificate numbers and the Old Capital Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Old Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Capital Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Capital Securities will be returned (or, in the case of Old Capital Securities tendered by book-entry transfer, such Old Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Old Capital Securities pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and in the instructions herein will, upon the Company's and the Issuer's acceptance for exchange of such tendered Old Capital Securities, constitute a binding agreement between the undersigned, the Company and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company and the Issuer may not be required to accept for exchange any of the Old Capital Securities tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Capital Securities be issued in the name of the undersigned or, in the case of a book-entry transfer of Old Capital Securities, that such Exchange Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver Exchange Capital Securities to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY OR THE ISSUER WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY Exchange Capital Securities TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF Exchange Capital Securities TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH Exchange Capital Securities. BY TENDERING OLD CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD CAPITAL SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN NO-ACTION LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD CAPITAL SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH Exchange Capital Securities (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         THE COMPANY AND THE ISSUER HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF Exchange Capital Securities RECEIVED IN EXCHANGE FOR OLD CAPITAL SECURITIES, WHERE SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH Exchange Capital Securities HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER WHO ACQUIRED OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES, BY TENDERING SUCH OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OR THE ISSUER OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES

ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF Exchange Capital Securities PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY OR THE ISSUER HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER, OR THE COMPANY OR THE ISSUER HAS GIVEN NOTICE THAT THE SALE OF THE Exchange Capital Securities MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY OR THE ISSUER GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE Exchange Capital Securities, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF Exchange Capital Securities BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE Exchange Capital Securities OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY OR THE ISSUER HAS GIVEN NOTICE THAT THE SALE OF Exchange Capital Securities MAY BE RESUMED, AS THE CASE MAY BE.

         Holders of Old Capital Securities whose Old Capital Securities are accepted for exchange will not receive accumulated Distributions on such Old Capital Securities for any period from and after the last Distribution date to which Distributions have been paid or duly provided for on such Old Capital Securities prior to the original issue date of the Exchange Capital Securities or, if no such Distributions have been paid or duly provided for, will not receive any accrued Distributions on such Old Capital Securities, and the undersigned waives the right to receive any interest on such Old Capital Securities accrued from and after such Distribution date or, if no such Distributions have been paid or duly provided for, from and after December 15, 1996.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                               HOLDERS SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)
       (NOTE: SIGNATURES MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

         Must be signed by registered holder exactly as name appears on Certificate for the Old Capital Securities hereby tendered or on a security position listing, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Issuer or the Property Trustee for the Old Capital Securities to comply with the restrictions on transfer applicable to the Old Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.



                                           ------------------------------------
                                                  (Signature of Holder(s)
                                                  or Authorized Signatory)


Date:
     -------------------------, 1997

Name(s):
        -----------------------------------------------------------------------
                       (Please Print)

Capacity (full title):
                      ---------------------------------------------------------

Address:
         ----------------------------------------------------------------------
                                            (Include Zip Code)

Area Code and Telephone
Number:
       ------------------------------------------------------------------------

Tax Identification or Social Security Number:
                                             ----------------------------------

-------------------------------------------------------------------------------
                              SIGNATURE GUARANTEE
                    (IF REQUIRED--SEE INSTRUCTIONS 2 AND 5)

                                                         ----------------------
                                                         (Authorized Signature)

Date: _________________________________, 1997

Name of Eligible Institution Guaranteeing Signatures:
                                                     --------------------------

Capacity (full title):
                      ---------------------------------------------------------
                                        (Please Print)

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                                -----------------------------------------------
-------------------------------------------------------------------------------



         --------------------------------                           ----------------------------------
         SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
         (See Instructions 1, 5 and 6)                               (See Instructions 1, 5 and 6)
                                                                     To be completed ONLY of the Exchange Capital
      To be completed ONLY if the Exchange Capital               Securities or any Old Capital Securities that are not
Securities or any Old Capital Securities that are not            tendered are to be sent to someone other than the
tendered are to be issued in the name of someone                 registered holder of the Old Capital Securities whose
other than the registered holder of the Old Capital              name appears above, or to such registered holder at
Securities whose name appears above.                             an address other than that shown above.

Issue
                                                                 Mail
[  ] Exchange Capital Securities and/or
                                                                 [  ] Exchange Capital Securities and/or
[  ] Old Capital Securities not tendered
                                                                 [  ] Old Capital Securities not tendered
to:
                                                                 to:

                        Name
                                                                                Name

                       Address
                                                                               Address

                 (Include Zip Code)
                                                                          (Include Zip Code)

           Area Code and Telephone Number
                                                                     Area Code and Telephone Number

    Tax Identification or Social Security Number
                                                             Tax Identification or Social Security Number

-------------------------------------------------        --------------------------------------------------------


                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and an Agent's Message is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Old Capital Securities into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering Participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Issuer and the Company may enforce the Letter of Transmittal against such participant. Old Capital Securities may be tendered in whole or in part in the Liquidation Amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that, if any Old Capital Securities are tendered for exchange in part, the untendered Liquidation Amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof.

         Holders who wish to tender their Old Capital Securities and (i) whose Old Capital Securities are not immediately available or (ii) who cannot deliver their Old Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on or prior to the Expiration Date, may tender their Old Capital Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company and the Issuer, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Old Capital Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY ON OR PRIOR TO THE EXPIRATION DATE.

         Neither the Company nor the Issuer will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

                  (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any Participant in DTC whose name appears on a security position listing as the owner of the Old Capital Securities) of Old Capital Securities tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

                  (ii) such Old Capital Securities are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Capital Securities Tendered" is inadequate, the Certificate numbers and/or the Liquidation Amount of Old Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Capital Securities will be accepted only in the Liquidation Amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered Liquidation Amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof. If less than all of the Old Capital Securities evidenced by any Certificate submitted are to be tendered, fill in the Liquidation Amount of Old Capital Securities which are to be tendered in the box entitled "Liquidation Amount of Old Capital Securities Tendered (If Less than All)." In such case, a new Certificate for the remainder of the Old Capital Securities that were evidenced by your Old Certificate will be sent to the holder of the Old Capital Securities, promptly after the Expiration Date unless the appropriate boxes on this Letter of Transmittal are completed. All Old Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate Liquidation Amount of Old Capital Securities to be withdrawn, and (if Certificates for Old Capital Securities have been tendered) the name of the registered holder of the Old Capital Securities as set forth on the Certificate for the Old Capital Securities, if different from that of the person who tendered such Old Capital Securities. If Certificates for the Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Capital Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the

Old Capital Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Old Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Capital Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic or facsimile transmission on or prior to the Expiration Date. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Capital Securities."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company and the Issuer, in their sole discretion, whose determination shall be final and binding on all parties. Neither the Company and the Issuer, any affiliates or assigns of the Company and the Issuer, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital Securities which have been tendered but which are withdrawn on or prior to the Expiration Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Old Capital Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the Certificates or on a security position listing without alteration, enlargement or any change whatsoever.

         If any of the Old Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Capital Securities are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent's Messages in lieu thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company and the Issuer, in their sole discretion, of such persons' authority to so act.

         When this Letter of Transmittal is signed by the registered owner of the Old Capital Securities listed and transmitted hereby, no endorsement of Certificates or separate bond powers are required unless Exchange Capital Securities are to be issued in the name of a person other than the registered holder. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner of the Old Capital Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name of the registered owner appears on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company, the Issuer or the Property Trustee may require in accordance with the restrictions on transfer applicable to the Old Capital Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Capital Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

         7. IRREGULARITIES. The Company and the Issuer will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Capital Securities, which determination shall be final and binding on all parties. The Company and the Issuer reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company or the Issuer, be unlawful. The Company and the Issuer also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer," or any conditions or irregularities in any tender of Old Capital Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company and the Issuer's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, the Issuer, any affiliates or assigns of the Company, the Issuer, the Exchange Agent, or any other person shall not be under a duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificates representing Old Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

         10. SECURITY TRANSFER TAXES. Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

         Under federal income tax law, a holder whose tendered Old Capital Securities are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or transferee to a $50 penalty. In addition, delivery of such holder's Exchange Capital Securities may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

         Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup Withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other transferee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                             PURPOSE OF SUBSTITUTE
                                    FORM W-9

         To prevent backup withholding on payments made with respect to Old Capital Securities exchanged in the Exchange Offer, the holder is required to provide the Exchange Agent with either: (i) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that
(A) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as, a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

NUMBER TO GIVE THE DEPOSITARY

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Old Capital Securities. If the Old Capital Securities are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.



                EXCHANGE AGENT'S NAME:  THE CHASE MANHATTAN BANK

------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                                 PART 1--PLEASE PROVIDE YOUR TIN IN                Social Security Number OR
FORM W-9                                   THE BOX AT RIGHT AND CERTIFY BY               Employer Identification Number
                                           SIGNING AND DATING BELOW                     _________________________________

Department of the Treasury
Internal Revenue Service

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER ("TIN")
                                         -------------------------------------------------------------------------------------
                                           PART 2--CERTIFICATION-UNDER PENALTIES
                                           OF PERJURY, I CERTIFY THAT:

                                           (1)  THE NUMBER SHOWN ON THIS FORM IS
                                                MY CORRECT TAXPAYER
                                                IDENTIFICATION NUMBER (OR I AM
                                                WAITING FOR A NUMBER TO BE
                                                ISSUED TO ME) AND

                                           (2)  I AM NOT SUBJECT TO BACKUP
                                                WITHHOLDING EITHER BECAUSE I
                                                HAVE NOT BEEN NOTIFIED BY THE
                                                INTERNAL REVENUE SERVICE (THE
                                                "IRS") THAT I AM SUBJECT TO
                                                BACKUP WITHHOLDING AS A RESULT
                                                OF A FAILURE TO REPORT ALL
                                                INTEREST OR DIVIDENDS, OR THE
                                                IRS HAS NOTIFIED ME THAT I AM NO
                                                LONGER SUBJECT TO BACKUP
                                                WITHHOLDING.

                                           CERTIFICATION INSTRUCTIONS--You must
                                           cross out item (2) above if you have
                                           been notified by the IRS that you are
                                           currently subject to backup
                                           withholding because of underreporting
                                           interest or dividends on your tax
                                           return. However, if after being
                                           notified by the IRS that you were
                                           subject to backup withholding you
                                           received another notification from
                                           the IRS that you are no longer
                                           subject to backup withholding, do not
                                           cross out such item (2).


                                           SIGNATURE ____________________ DATE _________                 Part 3
------------------------------------------------------------------------------------------------------------------------------


NOTE:  FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
         BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.  PLEASE
          REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
                                    DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within 60 days.


___________________________________________     _________________________,  1997
          Signature                              Date
--------------------------------------------------------------------------------